As filed with the Securities and Exchange Commission on September 4, 1998
    Securities Act File No. 333-12075 Investment Company Act File No. 811-07813

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION  STATEMENT UNDER THE SECURITIES ACT OF 1933 Pre-Effective Amendment
No.     Post-Effective Amendment No. 3      X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
    Amendment No. 4      X

KOBREN INSIGHT FUNDS
(Exact Name of Registrant as Specified in Charter)

20 William Street, Suite 310, Wellesley Hills, Massachusetts 02181 (Address of principal Executive Office)

Registrant's Telephone Number, including Area Code: (617) 573-1557

Name and Address of Agent for Service:

                         Copies to:

Gail A. Hanson, Esq.                       Pamela Wilson, Esq.
Kobren Insight Funds                       Hale and Dorr
One Exchange Place                         60 State Street
Boston, MA  02109                          Boston, MA  02109

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to Rule 485(b);or on ________ pursuant to paragraph (b);or
X 60 days after filing pursuant to Rule 485(a)(1);or on ________ pursuant to paragraph (a)(1);or
75 days after filing pursuant to Rule 485(a)(2);or on ________ pursuant to paragraph (a)(2)


If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant filed a Rule 24f-2 Notice for its most recent fiscal year ended December 31, 1997 on March 31, 1998.

                              KOBREN INSIGHT FUNDS
                                    FORM N-1A

                              CROSS REFERENCE SHEET
                            PURSUANT TO RULE 495 (a)


Part A.
Item No.                                  Prospectus Caption



1.     Front and Back Cover Pages         Front Cover; Back Cover

2.     Risk/Return Summary: Investments,  What Every Investor Should Know:
       Risks, and Performance             Principal Investments and
                                          Strategies; Principal Investment
                                          Risks; Performance; The Fund's
                                          Investments

3.     Risk/Return Summary: Fee Table     What Every Investor Should Know:
                                          Fees and Expenses

4.     Investment Objectives, Principal   What Every Investor Should Know:
       Investment Strategies, and         Investment Goals; Principal
       Related Risks                      Investments and Strategies; Principal
                                          Investment Risks; The Fund's
                                          Investments

5      Management's Discussion of Fund    Not applicable
       Performance

6.     Management, Organization, and      Back Cover; What Every Investor
       Capital Structure                  Should Know: Principal Investments and
                                          Strategies; Fees and Expenses; The
                                          Fund's Investments; Investment Adviser

7.     Shareholder Information            What Every Investor Should Know:
                                          Who May Want to Invest;
                                          Investment and Account Policies:
                                          Calculation of Net Asset Value;
                                          How to Purchase Shares; How to
                                          Exchange Shares; How to Redeem
                                          Shares; Dividends, Distributions
                                          and Taxes

8.     Distribution Arrangements          For More Information

9.     Financial Highlights Information        Financial Highlights

COVER PAGE

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Kobren Growth Fund

Kobren Moderate Growth Fund

Kobren Conservative Allocation Fund

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P R O S P E C T U S

November 1, 1998

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The Securities and Exchange Commission has not approved any fund's shares as an investment or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

FACTORS EVERY INVESTOR SHOULD KNOW                          3

         Investment goals                                   3

         Principal investments and strategies               3

         Principal investment risks                         4

         Performance                                        4

         Who may want to invest                             5

         Fees and expenses                                  5

THE FUNDS' INVESTMENTS                                      6

INVESTMENT ADVISER                                          8

INVESTMENT AND ACCOUNT POLICIES                             9

         Calculation of net asset value                     9

         How to purchase shares                             10

         How to exchange shares                             11

         How to redeem shares                               11

         Dividends, distributions and taxes                 12

FINANCIAL HIGHLIGHTS                                        13

FOR MORE INFORMATION                                        back cover

FACTORS EVERY INVESTOR SHOULD KNOW

The Fund

Growth Fund

Investment Goals:
Long term growth of capital without regard to income. A volatility level over a full market cycle approximating that of the S&P 500 Index.

Principal Investments and Strategies:
- At least 65% of assets in open-end and closed-end, growth and growth and income funds. These may include both U.S. and international funds.

- Up to 35% of assets in fixed income funds and direct investments in stocks, bonds and other permitted investments.

Moderate Growth Fund

Investment Goals:
Long term growth of capital without regard to income. A volatility level over a full market cycle approximately 20% below that of the S&P 500 Index.

Principal Investments and Strategies:
- At least 65% of assets in open-end and closed-end, growth and growth and income funds. These may include both U.S. and international funds.

- Up to 35% of assets in fixed income funds and direct investments in stocks, bonds and other permitted investments.

Conservative Allocation Fund

Investment Goals:
Enough long term growth of capital to maintain purchasing power in the face of inflation. Current income is a secondary objective. Volatility level over a full market cycle approximately 30% below that of the S&P 500 Index.

Principal Investments and Strategies:
- At least 40% of assets in open-end and closed-end, growth and growth and income funds. These may include both U.S. and international funds.

-        At least 20% of assets in income producing funds or securities.

- Up to 40% of assets in direct investments in stocks, bonds and other permitted investments.

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How Kobren Insight Management (KIM) Selects the Funds' Investments

1. ASSET ALLOCATION -- KIM begins with a "top down" fundamental analysis of the economy and investment markets in the U.S. and foreign countries. In deciding what percentage of the funds' assets should be allocated to U.S.
stocks, foreign stocks, U.S. bonds and cash equivalents, KIM focuses on:

-        A fund's risk tolerance
-        Economic factors such as inflation, employment and interest rates
-        The outlook  for  corporate  earnings
- Current stock valuations (e.g., Price to earnings and price to book ratios)
-        Supply and demand for various asset classes

2. INVESTMENT STYLES -- Next KIM determines the percentage of fund assets allocated to each of the following seven global equity styles:

-        U.S. Growth--Large Cap
-        U.S. Growth--Small Cap
-        U.S. Value--Large Cap
-        U.S. Value--Small Cap
-        Diversified International Equity
-        Specialized International Equity
-        U.S. Real Estate Investment Trusts

In allocating among styles, KIM first reviews the broad-based economic factors that will influence the earnings prospects for each style. Then, to determine each style's relative attractiveness, KIM compares the resulting earnings outlook for each style with the style's current valuation in relation to historical norms and other styles.

3. SELECTING FUNDS -- KIM looks for funds appearing to offer the highest risk-adjusted return potential for each style. KIM applies its internally developed screening process to virtually all publicly available mutual funds - a risk-adjusted return analysis and the evaluation of each fund against its peers. Based on interviews with and other information from fund portfolio managers, KIM evaluates each portfolio fund's asset allocation, sector weightings, individual holdings and risk characteristics.

FACTORS EVERY INVESTOR SHOULD KNOW

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PRINCIPAL INVESTMENT RISKS

You could lose money on your investment in a Kobren Insight fund or the fund could perform less well than other possible investments if any of the following occurs:

-        The U.S. or a foreign stock market goes down.

- Interest rates go up, which will make bond prices and the value of the fund's investments in fixed income funds and securities go down.

- An adverse event, such as an unfavorable earnings report or credit downgrade, depresses the value of a particular issuer's stocks or bonds that are held by the fund or an underlying fund.

- The adviser's judgments about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, industries, underlying funds or other issuers prove to be wrong.

Special risks of investing in other mutual funds.

The funds' practice of investing primarily in other mutual funds presents special risks.

- You will bear, not just your proportionate share of the funds' operating expenses, but also, indirectly, the operating expenses of the underlying funds.

- One underlying fund may be buying the same securities that another underlying fund is selling. You would indirectly bear the costs of these transactions without accomplishing any investment purpose.

- You may receive higher taxable capital gains distributions than if you invested directly in the underlying funds.

- Because of regulatory restrictions, a fund's ability to invest in an attractive underlying fund may be limited to the extent that the underlying fund's shares are already held by the other Kobren Insight funds, KIM or their affiliates.

Summary of Past Performance
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The bar chart and table shown below indicate the risks of investing in the Kobren Insight funds. The bar chart shows the performance of the funds for 1997, their first and only full calendar year. The table shows how each fund's average annual return for 1997 compares to that of a widely recognized, unmanaged index of common stock prices, as well as several blended indices.

[Bar chart showing the performance of the funds for 1997, their first and only full calendar year. The results are 15.03% for Growth, 23.25% for Moderate Growth and 20.64% for Conservative Allocation]

Average Annual             1 year ended
Total Returns              12/31/97

Growth                     15.03%

Moderate Growth            23.25%

Conservative Allocation    20.64%

S&P 500 Index              33.39%

Year to date and quarterly returns.

                           Growth                    Moderate Growth            Conservative Allocation
YTD (6/30/98) returns      11.90%                    6.95%                      4.21%

Best quarterly returns     11.12% in 1st quarter 199810.43% in 2nd quarter 1997 8.29% in 3rd quarter 1997

Worst quarterly returns    -3.21% in 4th quarter 1997-0.85% in 2nd quarter 1998 -1.25% in 2nd quarter 1998


A fund's past performance does not necessarily indicate how the fund will perform in the future.

FACTORS EVERY INVESTOR SHOULD KNOW

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WHO MAY WANT TO INVEST IN THE KOBREN INSIGHT FUNDS

Growth Fund

- Investors seeking growth of capital and a volatility level approximating that of the S&P 500 Index.
- Investors with a minimum five year time horizon and no need for current income.

Moderate Growth Fund

- Investors seeking growth of capital and a volatility level below that of the S&P 500 Index.
- Investors with a minimum time horizon of three to five years and modest income needs.

Conservative Allocation Fund

- Investors seeking enough long-term growth of capital to offset the loss of purchasing power due to inflation.

- Conservative investors willing to sacrifice some growth potential in exchange for less (but not zero) volatility.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of a Kobren Insight fund.

For year ended 12/31/97


                                                                      Moderate          Conservative
                                                       Growth         Growth            Allocation
Shareholder fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases       None              None             None
Maximum deferred sales charge (load)                   None              None             None
Redemption fee                                         None              None             None
Exchange fee                                           None              None             None

Annual fund  operating  expenses  before expense  limitation  (expenses that are deducted from fund assets)1
Advisory fees                                          0.75%             0.75%            0.75%
Revenues from underlying funds2                        (0.11%)           (0.06%)          (0.00%)
Distribution (12b-1) and/or service fees               None              None             None
Other expenses                                         0.53%             0.83%            2.07%
Total annual fund operating expenses                   1.28%             1.58%            2.82%

1        After expense limitation continuing until January 1, 2001, expenses were:
                  Other expenses                       0.25%             0.25%            0.25%
                  Total annual fund operating expenses 0.89%             0.92%            1.00%
2        Payments made by an underlying fund or its adviser, based on shares held by a Kobren Insight fund.


This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

The example for each fund assumes that:

         - You invest $10,000 in the fund for the time periods indicated; - Your investment has a 5% return each year; - The fund's operating expenses remain the same; and - You redeem your investment at the end of each period.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                           Growth           Moderate          Conservative
                                            Growth             Allocation
         1 year            $90                   $90                $100
         3 years           $280                  $290               $320
         5 years           $490                  $510               $550
         10 years          $1,090             $1,130                $1,220


FACTORS EVERY INVESTOR SHOULD KNOW

INDUSTRY ALLOCATION PROCESS

The funds' strategies are designed to identify and avoid industries that appear overvalued. KIM compares stock valuations for companies in a particular industry to current and historical valuations for industries represented in the S&P 500 Index. When stock valuations in a particular industry are outside their normal range, that industry may be underweighted or overweighted in a fund's portfolio.

INVESTING IN UNDERLYING FUNDS

The Kobren Insight funds invest primarily in other mutual funds, including those whose investment objectives do not match those of the funds. KIM believes that, by investing in a combination of funds with a broad range of goals and offsetting risk characteristics, a Kobren Insight fund can achieve a higher composite rate of return while meeting its volatility targets.

Underlying funds may engage in all types of investment practices, even those that the Kobren Insight funds do not engage in directly. The funds will bear all the risks associated with underlying funds' investments.

Due to KIM's size and buying power, the funds can invest at net asset value in underlying funds that would otherwise be sold with a front-end sales charge. A fund will not buy underlying fund shares if the fund would have to pay a front-end sales charge on the purchase. However, the funds may buy underlying fund shares subject to a deferred sales charge or redemption fee.

PRINCIPAL INVESTMENTS

-        Equity
The funds and the underlying funds in their portfolios may invest in equity securities of U.S. and foreign companies. These securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, partnership interests and equity participations.

-        Fixed income
The funds and the underlying funds in their portfolios may invest in fixed income securities of any maturity or duration. These securities may be issued by the U.S. government or any of its agencies, foreign governments, supranational entities such as the World Bank and U.S. and foreign companies.

The funds' investments in fixed income securities may be of any credit quality and may have all types of interest rate payment and reset terms. They may include mortgage-backed, asset-backed and derivative securities as well as junk bonds.

DEFENSIVE INVESTING

Each fund (and each underlying fund in its portfolio) may depart from its principal investment strategies by taking temporary defensive positions in short-term debt securities in response to adverse market, economic or political conditions.

DERIVATIVE CONTRACTS

The funds and the underlying funds in their portfolios may, but are not required to, use derivative contracts for any of the following purposes:

- To hedge against adverse changes in the market value of securities held by or to be bought for a fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.

- As a substitute for purchasing or selling securities or foreign currencies.

- To shorten or lengthen the effective maturity or duration of a fund's fixed income portfolio.

- In non-hedging situations, to attempt to profit from anticipated market developments.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

ADDITIONAL INVESTMENT RISKS

The funds (and the underlying funds in their portfolios) could lose money or underperform for the reasons listed in the "Factors Every Investor Should Know" section or for the following additional reasons:

-        Foreign country and currency risks
Prices of a fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

-        Credit risk
An issuer of a debt security or OTC derivative contract could default on its obligation to pay principal and interest, or a rating organization could downgrade the credit rating of the issuer. Junk bonds involve more credit risk than higher quality debt securities.

-        Prepayment or call risk
The issuer of a debt security may exercise its right when interest rates are falling to prepay principal earlier than scheduled, forcing the fund to re-invest in lower yielding securities. Prepayments will also depress the value of interest-only securities. Corporate bonds, mortgage-backed securities and asset-backed securities are especially susceptible to prepayment risk.

-        Extension risk
The issuer of a debt security may exercise its right when interest rates are rising to extend the time for paying principal. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. Mortgage-backed securities and asset-backed securities are especially susceptible to extension risk.

-        Leverage risk
Because of borrowing or investments in derivative contracts or leveraged derivative securities, a fund may suffer disproportionately heavy losses relative to the amount of its investment. Leverage can magnify the impact of poor asset allocation or investment decisions.

-        Correlation risk
Changes in the value of a fund's derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

-        Liquidity and valuation risks
Securities that were liquid when purchased by a fund may become temporarily illiquid and hard to value, especially in declining markets.

Also, an underlying fund's obligation to redeem shares held by a Kobren Insight fund is limited to 1% of the underlying fund's outstanding shares per 30-day period. Because the Kobren Insight funds and their affiliates may together acquire up to 3% of an underlying fund's shares, it may take up to 90 days for the funds to completely dispose of their underlying fund shares.

IMPACT OF HIGH PORTFOLIO TURNOVER

     Each fund or any underlying fund in its portfolio may engage in active and frequent trading to achieve its principal investment strategies. As a result, a fund may realize and distribute to shareholders higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

THE FUNDS' INVESTMENT GOALS

The funds' board of trustees may change each fund's investment goals without obtaining the approval of the fund's shareholders. A fund might not succeed in achieving its goals.

INVESTMENT ADVISER

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KOBREN INSIGHT MANAGEMENT, INC.

Kobren Insight Management, Inc. (KIM) provides investment advice and portfolio management services to the Kobren Insight funds. Under the supervision of the funds' board of trustees, KIM makes the funds' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the funds' investments.

Kobren Insight Management, Inc., a registered investment adviser, was established in 1987. KIM has historically used mutual funds, rather than individual securities, as the primary investment vehicle for client accounts. KIM has extensive experience managing mutual fund portfolios for high net worth individuals and corporations with minimum $400,000 account sizes. KIM currently manages over 1,000 client accounts with assets totaling over $1 billion.

Eric M. Kobren owns all of the stock of KIM and of the funds' distributor. Mr. Kobren is also the principal shareholder of Mutual Fund Investors Association, Inc., the publisher of Fidelity Insight and FundsNet Insight reports with over 100,000 paid subscribers.

     Mr. Kobren is the primary portfolio manager for each of the Kobren Insight funds. Mr. Kobren has been the president of KIM and the funds' distributor since their inception in 1987 and of the Mutual Fund Investors Association, Inc. since its inception in 1985. Mr. Kobren has been in the investment business since 1976.

     Each fund has agreed to pay KIM a monthly advisory fee at the annual rate of 0.75% of the fund's average daily net assets.

A Kobren Insight fund may invest in shares of an underlying mutual fund:

- that makes payments of Rule 12b-1 or service fee revenues based on the amount of shares held by the Kobren Insight fund or

- whose investment adviser is willing to share a portion of the underlying fund's advisory fee attributable to the underlying fund shares held by the Kobren Insight fund.

Rule 12b-1, service fee or revenue sharing payments made as to shares of any underlying fund will be applied to advisory fees owed to KIM by the affected Kobren Insight fund. In addition, some Rule 12b-1 and subtransfer agent fee revenues will be used to defray the costs of participating in certain fund network programs.

KIM has voluntarily agreed to cap each fund's total operating expenses at no more than 1.00% annually of the fund's average daily net assets. This cap does not apply to brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses. Although this expense cap arrangement can be revoked at any time, KIM plans to continue this arrangement until January 1, 2001.

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YEAR 2000
The funds' securities trades, pricing and accounting services and other operations could be adversely affected if the computer systems of the adviser, distributor, custodian or transfer agent were unable to recognize dates after 1999. The adviser and other service providers have told the funds that they are taking action to prevent, and do not expect the funds to suffer from, significant year 2000 problems.

INVESTMENT AND ACCOUNT POLICIES

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CALCULATION OF NET ASSET VALUE

Each fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day. A business day is a weekday that is not a holiday listed in the statement of additional information. If the New York Stock Exchange closes early, the time for calculating the NAV and the deadlines for share transactions will be accelerated to the earlier closing times.

Shares of underlying funds are valued at their reported NAVs. Each fund's other portfolio securities are valued on the basis of either market quotations or at fair value, which may include the use of pricing services. Although each Kobren Insight fund's NAV will be calculated every business day, the NAV reported to NASDAQ for distribution to news agencies will be delayed by one business day.

PURCHASING FUND SHARES

Individuals, institutions, companies and authorized fiduciaries may buy shares of each Kobren Insight fund without a sales charge at its NAV next calculated after the order has been received in proper form.

TAX-DEFERRED RETIREMENT PLANS

Traditional individual retirement account (IRA) plans and Roth individual retirement plans can invest in the funds through Investor Services Group. The following retirement plans are available through the mutual fund networks listed in the box below:

-        Keough plans for self-employed individuals.

-        SEP and SARSEP plans for corporations.

- Qualified pension and profit-sharing plans for employees, including 401(k) plans and 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations.

WIRE AND ACH TRANSFERS

The funds currently impose no fee for wire and Automated Clearing House (ACH) transfers of purchase payments and redemption proceeds. However, the funds' custodian may charge a fee in the future. Telephone transactions

The funds and Investor Services Group have procedures designed to verify that telephone instructions are genuine. If they follow these procedures, they will not be liable for any losses caused by acting on unauthorized telephone instructions.

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MINIMUM INVESTMENT AMOUNTS

The following minimum investment requirements apply to initial purchases:


TYPE OF ACCOUNT   MINIMUM

Regular accounts                                     $2,500

Individual Retirement Accounts                       $2,000

Accounts purchased through the following $2,500 fund networks:

-        Charles Schwab Mutual Fund Marketplace
-        Fidelity FundsNetwork
-        Waterhouse Securities
-        Jack White Mutual Fund Network

The minimum subsequent investment is $500. Fund officers have discretion to waive or reduce any of the minimum investment requirements.

You can get prospectuses, sales literature and applications from the funds' distributor at the address and telephone number listed on the back cover of this prospectus.

The funds and their distributor may reject all or part of any order to buy fund shares.

HOW TO PURCHASE SHARES

Method of Purchase
By Check [Picture of a check appears here]
Purchase Procedures
OPEN AN ACCOUNT

- To open an account and make an initial investment, send a minimum $2,500 check and a completed account application to the address shown below.
-        An account application is included with this prospectus.

ADD TO AN ACCOUNT

- Send a check for no less than $500 with your account name and number to permit proper crediting. You can use the deposit slip attached to the bottom of all account statements.
- If you are adding to an IRA account, please provide the contribution year.

ALL PURCHASES

- Your checks should be drawn on a U.S. bank or savings institution and should be made payable to Kobren Insight Funds.
- If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses to the funds, their distributor or Investor Services Group.

By Wire [Picture of a bank appears here]
OPEN AN ACCOUNT
- To purchase shares by wire, call Investor Services Group for instructions at the number shown below.
- Be prepared to give the name in which the account will be opened, the address, telephone number and taxpayer identification number for the account and the name of the bank that will wire the purchase payment.
- You will be assigned a new account number. You should write this number on and complete an account application, which must be sent promptly to the address shown below
- Your purchase order will not take effect until both the wire and the purchase order are received by the funds.
- You will not be able to redeem shares of a fund until the fund has received your completed account application form. Also, if a signed application form is not received within 60 days, your account will be subject to backup tax withholding.

ADD TO AN ACCOUNT
- When you purchase more shares by wire, provide your fund name, account name and account number to permit proper crediting.
- To receive timely credit, you must call and tell Investor Services Group that your bank is sending a wire.

By Automated Clearing House Transfer (ACH)
- If you want to purchase shares for non-retirement accounts via electronic funds transfer, check this option in section 5 of your application.
-        Call Investor Services Group before 4:00 p.m. Eastern time.

By Automatic Investment Plan [Picture of a calendar appears here]
- After your initial investment of $2,500 or more, you can make automatic monthly, quarterly or annual purchases (on the day you choose in advance) of $100 or more.
- To use this plan, complete section 6 of the application. You can change the purchase amount or terminate the plan at any time by notifying the funds in writing.

Through Broker-Dealers and Fund Networks
- Contact your dealer to find out about its procedures for processing orders to purchase fund shares. Purchase orders received by your dealer or its agent before 4:00 p.m. eastern time on any business day receive that day's NAV. Your dealer is responsible for promptly transmitting properly completed orders to Investor Services Group.

- The Kobren Insight funds may also be purchased with a $2,500 minimum through the following fund networks:

         Fidelity Investments          800-544-9697      (No transaction fee)
         Charles Schwab & Company      800-266-5623
         Jack White & Company          800-323-3263
         Waterhouse Securities         800-934-4443

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         Send mail to

         Kobren Insight Funds
         P.O. Box 5146
         4400 Computer Drive
         Westborough, MA 01581

         Call

         Investor Services Group
         toll-free at
         800-895-9936

HOW TO EXCHANGE/REDEEM SHARES

Method of Exchange
All Exchanges [Picture of a dollar sign with arrow pointing to upper right appears here] Exchange Procedures - You may exchange shares of any Kobren Insight fund for shares of the other funds at the NAV of each fund next determined after receipt of your exchange request.
- Exchanges must meet the applicable minimum initial investment requirements for each fund.
- To protect other shareholders of the funds, the funds may cancel the exchange privileges of any person that, in the opinion of the funds, is using market timing strategies or making more than four exchanges per owner or controlling person per calendar year. The funds may also close the accounts of shareholders whose exchange privilege has been cancelled.
- The funds' trustees may change or terminate the exchange privilege on 60 days' prior notice to shareholders.

By Mail [Picture of an envelope appears here] - Send a written request to the address shown below.
- Your request must state the number of shares or the dollar amount to be exchanged, both funds' names and the applicable account numbers for both funds.
- The request must be signed exactly as your name appears on the account registration.

By Telephone [Picture of a telephone appears here]
-        Call Investor Services Group at the toll-free number shown below.
- If you are unable to execute a telephone exchange (for example during times of unusual market activity), you should consider requesting an exchange by mail.

     Method of Redemption
     By Mail [Picture of an envelope appears here]
     Redemption Procedures
- You may redeem shares of the funds by sending a written redemption request to the Kobren Insight funds at the address shown below.
- Your request must state the number of shares or dollar amount to be redeemed and the applicable account number.
- The request must be signed exactly as your name appears on the account registration.
- If the shares to be redeemed have a value of $50,000 or more, your signature must be guaranteed by one of the eligible guarantor institutions listed under "Signature Guarantees" on page 12.
- If you want redemption proceeds deposited directly through an ACH transfer in the bank account or brokerage account designated on your account application, you should specify this in your written redemption request. Call Investor Services Group for more information about ACH transfers.

By Telephone [Picture of a telephone appears here]
- To redeem by telephone, call Investor Services Group at the number shown below.
- You can request that redemption proceeds be deposited directly through an ACH transfer in the bank account or brokerage account designated on your account application.

Through Broker-Dealers and Fund Networks
- Contact your dealer to find out about its procedures for processing orders to redeem fund shares. Redemption orders received by your dealers or its agent before 4:00 p.m. eastern time on any business day receive that day's NAV. Your dealer is responsible for promptly transmitting properly completed orders to Investor Services Group.

Systematic Withdrawal Plan [Picture of a calendar appears here]
- If shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount. There is no charge for this service.
-        Call Investor Services Group at the number shown below for more info.

Send mail to
Kobren Insight Funds
P.O. Box 5146
4400 Computer Drive
Westborough, MA 01581

Call
Investor Services Group
toll-free at
800-895-9936

INVESTMENT AND ACCOUNT POLICIES

You may redeem shares of the funds on any business day at the NAV next calculated after the receipt of your redemption request in proper form.

REDEEMING FUND SHARES

Redemption proceeds are usually sent on the business day after the effective date of a redemption. However, the payment of redemption proceeds for shares purchased by check will be delayed until after the check has cleared, which may take up to 15 days. Under unusual circumstances, the funds may suspend redemptions, if allowed by the SEC, or postpone payment.

Redemption proceeds are paid by wire or, at your request, ACH transfer to the bank or brokerage account designated on your account application. If you have not designated an account or if it is impossible or impractical to wire redemption proceeds, they will be sent by mail to your record address. You may change your designated account by sending to the address on the previous page a written request or supplemental telephone redemption authorization form (available from Investor Services Group) that has been signature guaranteed by an eligible guarantor institution.

SIGNATURE GUARANTEES

The funds will accept signature guarantees from the following institutions: banks, broker-dealers, credit unions, savings institutions, national securities exchanges, registered securities associations and clearing agencies.
Shareholders that are corporations, partnerships, trusts, estates or other organizations may be required to provide documents evidencing that a request to redeem shares or change a designated bank or brokerage account has been properly authorized.

CLOSING SUB-MINIMUM ACCOUNTS

The funds may close your account if, for reasons other than market losses, the value of your shares falls below $1,000, the applicable initial investment minimum or any other minimum set by the funds' trustees. After the funds notify you of their intention to close your account, you will have 60 days to bring the account back to the minimum level.

DIVIDENDS, DISTRIBUTIONS AND TAXES
[This section appears in a colored box]

Each fund declares and pays dividends according to the schedule on the right.

Redemptions and exchanges of fund shares are taxable events on which you may recognize a gain or loss. Dividends and distributions are also taxable, as described in the chart below, whether they are received in additional shares or cash.


Type of Distribution                        Name of Fund               Declared         Federal Tax Status
                                                                       and Paid
Dividends from net investment income        Growth Fund                annually         Taxable as ordinary
income.
Dividends from net investment income        Moderate Growth Fund       annually         Taxable as ordinary
income.


Dividends from net investment income Conservative Allocation Fund quarterly Taxable as ordinary income. Distributions of short term capital gain All Kobren Insight Funds annually Taxable as ordinary income. Distributions of long term capital gain All Kobren Insight Funds annually Taxable as capital gain.

You should generally avoid investing in a fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on dividends or distributions that are economically equivalent to a partial return of your investment.

You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.

Every January, the funds will send you information about the fund's dividends and distributions during the previous calendar year.

If you do not provide the funds with a correct taxpayer identification number and required certifications, you may be subject to federal backup withholding tax.

Dividends are paid in additional shares of the same fund unless you elect to receive them in cash.

FINANCIAL HIGHLIGHTS

Kobren Growth Fund

For a fund share outstanding throughout the period.


                                                     For the Six Months
                                                     Ended             For the Year      For the Period
                                                     6/30/98           Ended             Ended
                                                     (Unaudited)       12/31/97          12/31/96 (a)

Net asset value - beginning of period                $11.51            $10.24           $10.00

Net investment income/(loss)                         (0.05)            0.05             0.00(d)
Short term capital gains                               --              0.22              --
Net realized and unrealized gain on
investments                                           0.24             1.42             1.27
Net increase in net assets resulting
from investment operations                            1.37             1.54             0.24

Distributions from net investment income               --              (0.05)            --
Distributions from net realized
short term capital gains                               --              (0.22)            --
Distributions from net realized
long term capital gains                                --              (0.00)(d)         --
Total distributions                                    --              (0.27)            --

Net asset value - end of period                      $12.88            $11.51          $10.24

Total return (b)                                      11.90%            15.03%          2.40%


RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)                 $71,285           $62,509         $251
Ratio of net investment income/(loss)
to average net assets                                (0.84)%(c)         0.60%          (0.97)%(c)(e)
Ratio of operating expenses to average
net assets after reimbursements and
reductions                                           0.89%(c)           0.89%           1.00%(c)
Portfolio turnover rate                              18%                43%             n/a(e)
Ratio of operating expenses to average
net assets before fees waived and/or
expenses reimbursed by investment adviser,
administrator and transfer agent
and other reductions                                 1.06%(c)           1.28%           n/a(e)
Net investment income/(loss) per share
before fees waived and/or expenses
reimbursed by investment adviser,
administrator and transfer agent
and other reductions                                 $(0.06)           $0.02            $(0.42)

(a) Kobren  Growth Fund  commenced  operations  on December 16, 1996.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Amount represents less than $0.01 per share.
(e) Since Kobren Growth Fund was in operation for a short period of time, these ratios are not meaningful.


Financial Highlights

Kobren Moderate Growth Fund

For a fund share outstanding throughout the period.


                                                     For the Six Months
                                                     Ended                 For the Year      For the Period
                                                     6/30/98               Ended             Ended
                                                     (Unaudited)           12/31/97          12/31/96(a)

Net asset value - beginning of period                $11.94                $10.06              $10.00

Net investment income                                  0.01                  0.19              0.00(d)
Short term capital gains                               --                    0.27               --
Net realized and unrealized gain on                    0.82                  1.88              0.06
Net increase in net assets resulting
From investment operations                             0.83                  2.34              0.06

Distributions from net investment income               --                   (0.19)              --
Distributions from net realized
short term capital gains                               --                   (0.27)              --
Distributions from net realized
long term capital gains                                --                  (0.00)(d)            --
Total distributions                                    --                  (0.46)               --

Net asset value - end of period                        $12.77              $11.94            $10.06

Total return (b)                                       6.95%               23.25%              0.60%


RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)                 $57,380               $43,381             $190
Ratio of net investment income to
average net assets                                   0.22% (c)             2.76%            8.95%(c) (e)
Ratio of operating expenses to average
net assets after reimbursements and
reductions                                           0.91%(c)              0.92%             1.00%(c)
Portfolio turnover rate                              10%                   14%              n/a(e)
Ratio of operating expenses to average
net assets before fees waived and/or
expenses reimbursed by investment adviser,
administrator and transfer agent
and other reductions                                 1.10%(c)              1.58%             n/a(e)
Net investment income/(loss) per share
before fees waived and/or expenses
reimbursed by investment adviser,
administrator and transfer agent
and other reductions                                 $0.00                  $0.14            $(0.50)

(a) Kobren Moderate  Growth Fund commenced  operations on December 24, 1996.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Amount represents less than $0.01 per share.
(e) Since Kobren Moderate Growth Fund was in operation for a short period of time, these ratio are not meaningful.


Financial Highlights

Kobren Conservative Allocation Fund

For a fund share outstanding throughout the period.


                                                     For the Six Months
                                                     Ended                 For the Year      For the Period
                                                     6/30/98               Ended             Ended
                                                     (Unaudited)           12/31/97          12/31/96(a)

Net asset value - beginning of period                $11.39                $9.98            $10.00

Net investment income                                  0.07                0.57              0.00(d)
Short term capital gains                                --                 0.04               --
Net realized and unrealized gain/(loss)
on investments                                         0.41                1.44              (0.02)
Net increase/(decrease) in net assets
resulting from investment operations                   0.48                2.05              (0.02)

Distributions from net investment income               (.02)             (0.57)                --
Distributions from net realized
short term capital gains                               --                 (0.04)               --
Distributions from net realized
long term capital gains                                --                 (0.03)               --
Total distributions                                  (.02)             (0.64)                  --

Net asset value - end of period                      $11.85            $11.39                  $9.98

Total return (b)                                     4.21%             20.64%                  (0.20)%


RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)                 $24,794          $17,475                  $165
Ratio of net investment income/(loss)
to average net assets                                1.02%(c)         3.99%                    (1.00)%(c)(e)
Ratio of operating expenses to average
net assets after reimbursements and
reductions                                           1.00%(c)         1.00%                    1.00%(c)
Portfolio turnover rate                              18%               13%                     n/a(e)
Ratio of operating expenses to average
net assets before fees waived and/or
expenses reimbursed by investment adviser,
administrator and transfer agent
and other reductions                                 1.44%(c)         2.82%             n/a(e)
Net investment income/(loss) per share
before fees waived and/or expenses
reimbursed by investment adviser,
administrator and transfer agent
and other reductions                                 $0.04             $0.31            $(0.56)

(a) Kobren Conservative Allocation Fund commenced operations on December 30,
1996.
(b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Amount represents less than $0.01 per share.
(e) Since Kobren Conservative Allocation Fund was in operation for a short period of time, these ratios are not meaningful.


BACK COVER

FOR MORE INFORMATION
For investors who want more information about the Kobren Insight funds, the following documents are available free upon request:

Annual/Semiannual Reports
Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. These reports contain a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Contacting Principal Distributor
Investors can get free copies of reports and SAIs, request other information and discuss their questions about the funds by contacting the funds' principal distributor at:

                  Address:          Kobren Insight Brokerage, Inc.
                          20 William Street, Suite 310
                                  P.O. Box 9150
                            Wellesley Hills, MA 02481

                  Phone:            1-800-4KOBREN  (1-800-456-2736)
                  E-mail:           kifcon@kobren.com
                  Internet:                 http://www.kobren .com

Contacting the SEC
Investors can review the funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Investors can get text-only copies:

- For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009
         Telephone: 1-800-SEC-0330

-        Free from the Commission's Internet website at http://www.sec.gov.
         The funds' Investment Company Act file number is 811-07813.

INVESTMENT ADVISER
Kobren Insight
Management, Inc.
Toll-free: 1-800-456-2736

LEGAL COUNSEL
Hale and Dorr LLP

ADMINISTRATOR
First Data Investor
Services Group, Inc.

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

TRANSFER AGENT
First Data Investor
Services Group, Inc.
Toll-free: 1-800-895-9936

CUSTODIAN
Boston Safe Deposit & Trust Co.

Part B.                                  Statement of Additional
Item No.                                 Information Caption



10.    Cover Page and Table of           Cover Page; Table of Contents
       Contents

11.    Fund History                      Not Applicable

12.    Description of the Fund and Its   Investment Objectives and
       Investments and Risks             Policies; Investment Restrictions

13.    Management of the Fund            Management of the Trust and the Funds

14.    Control Persons and Principal     Management of the Trust and the
       Holders of Securities             Funds

 15.   Investment Advisory and Other     Management of the Trust and the Funds;
       Services                          Custodian, Counsel and Independent
                                         Accountants; Portfolio Transactions

16.    Brokerage Allocation and Other    Portfolio Transactions
       Practices

17.    Capital Stock and Other           Description of the Trust
       Securities

18.    Purchase, Redemption and          Purchase, Redemption and
       Pricing of Shares                 Determination of Net Asset Value;
                                         Special Redemptions

 19.   Taxation of the Fund              Dividends, Distributions and Taxes

20.    Underwriters                      Management of the Trust and the Funds

 21.   Calculation of Performance Data   Performance Information

 22.   Financial Statements             Financial Statements

   November 1, 1998


                              KOBREN INSIGHT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


This statement of additional information is not a prospectus, but expands upon and supplements the information contained in the prospectus of Kobren Insight
Funds  (the  "Trust"),  dated     November 1, 1998.      The  statement  of
additional information should be read in conjunction with the prospectus. The Trust's prospectus may be obtained by writing to the Trust at P.O. Box 5146, Westborough, Massachusetts 01581 or by telephoning the Trust toll free at 800-895-9936. Capitalized terms not otherwise defined herein have the same meaning as in the prospectus.

                                TABLE OF CONTENTS

PAGE


     I.    INVESTMENT OBJECTIVES AND POLICIES.................................2
    II.    INVESTMENT RESTRICTIONS...........................................17
   III.    MANAGEMENT OF THE TRUST AND THE FUNDS
           A.     Trustees and Officers......................................19

           B.     Investment Adviser.........................................22

           C.     Distributor................................................23
D.Administrator, Transfer Agent and Dividend Paying Agent....................23
    IV.    PURCHASE, REDEMPTION AND DETERMINATION
                  OF NET ASSET VALUE.........................................23
     V.    SPECIAL REDEMPTIONS...............................................24
    VI.    PORTFOLIO TRANSACTIONS............................................25
   VII.    PERFORMANCE INFORMATION
           A.     Total Return...............................................26
           B.     Non-Standardized Total Return..............................27
           C.     Other Information Concerning Fund Performance..............27
  VIII.    DIVIDENDS, DISTRIBUTIONS AND TAXES................................32
    IX.    CUSTODIAN, COUNSEL AND INDEPENDENT ACCOUNTANTS....................37
     X.    DESCRIPTION OF THE TRUST..........................................37
    XI.    ADDITIONAL INFORMATION............................................38
   XII.    FINANCIAL STATEMENTS..............................................38
           APPENDIX - RATINGS OF DEBT INSTRUMENTS...........................A-1

                      I. INVESTMENT OBJECTIVES AND POLICIES

         Kobren Insight Funds (the "Trust") is a no-load open-end, diversified investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of three separate series, each with different investment objectives (each, a "fund" and collectively, the "funds"). The funds seek to achieve their investment objectives by investing primarily in shares of other investment companies ("underlying funds" or "mutual funds"). As of the date of this statement of additional information, the Trust's series are:

         KOBREN GROWTH FUND, which seeks long-term growth of capital without regard to current income and with a volatility level approximating that of the S&P 500 Index;

         KOBREN MODERATE GROWTH FUND, which seeks long-term growth of capital without regard to current income and with a volatility level below that of the S&P 500 Index; and

         KOBREN CONSERVATIVE ALLOCATION FUND, which seeks enough long-term growth of capital to maintain purchasing power in the face of inflation (as measured by the Consumer Price Index) with a volatility level below that of the S&P 500 Index.

         Each fund will concentrate its investments in the shares of mutual funds. Mutual funds pool the investments of many investors and use professional management to select and purchase securities of different issuers for their portfolios. Some mutual funds invest in particular types of securities (i.e., equity or debt), some concentrate in certain industries, and others may invest in a variety of securities to achieve a particular type of return or tax result. Some of the underlying funds are, like the funds, "open-end" funds and stand ready to redeem their shares. Any investment in a mutual fund involves risk. Even though the funds may invest in a number of mutual funds, this investment strategy cannot eliminate investment risk. Investing in mutual funds through a fund involves additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in the underlying funds. See "Expense Information" and "Dividends, Distributions and Taxes" in the prospectus.

         A fund, together with the other funds and any "affiliated persons" (as defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of an underlying mutual fund. Accordingly, when affiliated persons of Kobren Insight Management, Inc. ("KIM" or the "Adviser") hold shares of any of the underlying funds, each fund's ability to invest fully in shares of such mutual funds is restricted, and the Adviser must then, in some instances, select alternative investments for the fund that would not have been its first investment choice.

         The 1940 Act also provides that a mutual fund whose shares are purchased by a fund is obliged to redeem shares held by the fund only in an amount up to 1% of the underlying mutual fund's outstanding securities during any period of less than 30 days. Accordingly, because the funds and their affiliates may together acquire up to 3% of an underlying fund's shares, a fund that has decided to sell its entire position in an underlying fund may need up to 90 days to completely implement this decision. In addition, shares held by a fund in excess of 1% of an underlying mutual fund's outstanding securities may be considered not readily marketable securities. Together with other illiquid securities, these mutual funds may not exceed 15% of net assets of each Kobren Insight fund. However, since the funds have reserved the right to pay redemption requests in portfolio securities, these positions may be treated as liquid. These limitations are not fundamental and may therefore be changed by the Board of Trustees of the Trust without shareholder approval.

         Under certain circumstances an underlying fund may determine to make payment of a redemption by a fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a fund may hold securities distributed by an underlying fund until such time as KIM determines it appropriate to dispose of such securities. Such disposition will impose additional costs on the fund.

Industry Concentration. An underlying fund may concentrate its investments within one industry. Since the investment alternatives within an industry are limited, the value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

         Investment decisions by the investment advisers of the underlying funds are made independently of the funds and the Adviser. At any particular time, one underlying fund may be purchasing shares of an issuer whose shares are being sold by another underlying fund. As a result, a fund would incur indirectly certain transaction costs without accomplishing any investment purpose. Each fund limits its investments in underlying funds to mutual funds whose shares a fund may purchase without the imposition of an initial sales load. The underlying funds may incur distribution expenses in the form of Rule 12b-1 fees. An investor could invest directly in the underlying funds. By investing in mutual funds indirectly through the funds, the investor bears not only his or her proportionate share of the expenses of the funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying funds. An investor may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares. As a result of the funds' policies of investing in other mutual funds, an investor may receive taxable capital gains distributions to a greater extent than would be the case if he or she invested directly in the underlying funds.
See "Dividends, Distributions and Taxes" below.

         The types of securities that may be acquired by the funds and the underlying funds and the various investment techniques which either may employ, including the risks associated with these investments, are described below.

Foreign Securities. A fund or an underlying fund may invest a portion of its assets in securities of foreign issuers. These investments may be in the form of American Depositary Receipts ("ADRs") or similar securities representing interests in an underlying foreign security. ADRs are not necessarily denominated in the same currency as the underlying foreign securities. If an ADR is not sponsored by the issuer of the underlying foreign security, the institution issuing the ADR may have reduced access to information about the issuer.

         Investments in foreign securities involve special risks and considerations that are not present when a fund invests in domestic securities. These risks include less publicly-available financial and other information about foreign companies; less rigorous securities regulation; the potential imposition of currency controls, foreign withholding and other taxes; and war, expropriation or other adverse governmental actions. Foreign equity markets may be less liquid than United States markets and may be subject to delays in the settlement of portfolio transactions. Brokerage commissions and other transaction costs in foreign markets tend to be higher than in the United States. The value of foreign securities denominated in a foreign currency will vary in accordance with changes in currency exchange rates, which can be very volatile.

Exchange Rates. Since a fund or an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to the investor by a mutual fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. A fund or an underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures, options or swaps contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the fund or the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

Exchange Controls. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. It is expected that a fund or an underlying fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment. However, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

Limitations of Foreign Markets. There is often less information publicly-available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of a fund or an underlying fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

Foreign Laws, Regulations and Economies. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a fund's or an underlying fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a fund or an underlying fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

Foreign Tax Considerations. Income (possibly including, in some cases, capital gains) received by a fund or an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Any such taxes paid by a fund will reduce the net income of the fund available for distribution. Special tax considerations apply to foreign securities.

Emerging Markets. Risks may be intensified in the case of investments by a fund or an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in emerging market countries may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Foreign Currency Transactions. A fund or an underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). These contracts are traded in the interbank market between currency traders (usually large commercial banks and other financial institutions) and their customers. A forward contract usually has no deposit requirement and no commissions are charged for trades. While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

Portfolio Securities Loans. A fund or an underlying fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund or the underlying fund may at any time call the loan and obtain the securities loaned; (3) the fund or the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the fund or the underlying fund. The funds may pay reasonable fees in connection with securities loans. KIM will evaluate the credit-worthiness of prospective institutional borrowers and monitor the adequacy of the collateral to reduce the risk of default by borrowers from the Kobren Insight funds. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

Short Sales. A fund or an underlying fund may sell securities short. In a short sale the fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The fund then becomes obligated to replace the security borrowed by purchasing it at the market-price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         When it engages in short sales, a fund or an underlying fund must also deposit in a segregated account an amount of cash or liquid securities equal to the difference between (1) the market value of the securities sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the fund must maintain daily the segregated account at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short.

         A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

Short Sales "Against the Box". A short sale is "against the box" if at all times when the short position is open the fund or an underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. The extent to which such a transaction may be used to defer a gain for federal income tax purposes was significantly curtailed by federal tax legislation enacted in 1997.

                 FUTURES, OPTIONS, SWAPS AND CURRENCY CONTRACTS

Futures, Options, Swaps and Currency Contracts and Their Risks. Any transactions in derivative contracts involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates or currency exchange rates. A fund incurs liability to a counterparty in connection with transactions in futures contracts, swaps and forward contracts and the selling of options, caps, floors and collars. As a result, the loss on these derivative contracts may exceed a fund's initial investment. A fund may also lose the entire premium paid for purchased options, caps, floors and collars that expire before they can be profitably exercised by the fund. In addition, the funds incur transaction costs in opening and closing positions in derivative contracts.

         Derivative contracts may sometimes increase or leverage a fund's exposure to a particular market risk. Leverage magnifies the price volatility of derivative contracts held by a fund. A fund may cover, or partially offset, the leverage inherent in derivative contracts by maintaining a segregated account consisting of cash and liquid securities, by holding offsetting portfolio securities or contracts or by covering written options.

         A fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract, and the fund's portfolio assets.

         During periods of extreme market volatility, a commodity or options exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. Some over-the-counter options may be illiquid, while others may be determined to be liquid in accordance with procedures established by the Trustees. The funds' ability to terminate over-the-counter options, swaps, caps, floors, collars and forward contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative contracts, the only source of price quotations may be the selling dealer or counterparty.

Options on Securities, Securities Indices and Currency. A fund or underlying fund in its portfolio may purchase and write (sell) call and put options on any securities in which it may invest, any securities index based on securities in which it may invest or any currency in which fund investments may be denominated. These options may be listed on U.S. or foreign securities exchanges or traded in the over-the-counter market. A fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by a fund obligates the fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a fund obligates the fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

         All call and put options written by each fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

         A fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under an over-the-counter option may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as "closing purchase transactions."

Purchasing Options. A fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. A fund may also sell call and put options to close out its purchased options.

         The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

         The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a fund's portfolio securities.

         A fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which these options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the fund's adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in these transactions will not fulfill their obligations. The Adviser will determine the liquidity of each fund's over-the-counter options in accordance with guidelines adopted by the Trustees.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the ability of a fund's adviser to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, a fund or underlying fund in its portfolio may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. A fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by a fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract is an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish the effective price or rate of return on portfolio securities or securities that a fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, a fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on these currencies.

         A fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by a fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, a fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

         If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into these futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of these futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities.

         When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, a fund may take a "long" position by purchasing futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. A fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a fund intends to purchase. However, a fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that these closing transactions can be effected. A fund's ability to establish and close out positions on these options will be subject to the development and maintenance of a liquid market.

Other Considerations. A fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the fund owns or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or securities or instruments which it expects to purchase. As evidence of a fund's hedging intent, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund must have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         To the extent that a fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions may not exceed 5% of the net asset value of the fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which these options were in-the-money at the time of purchase.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of these contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions.

         Perfect correlation between a fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position to be hedged, the desired protection may not be obtained and a fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of these securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

         Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a fund from closing out positions and limiting its losses.

Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities, including certain restricted and private placement securities. It may be difficult to dispose of illiquid securities quickly or at a price that fully reflects their fair value. Restricted securities that are eligible for resale in reliance on Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and commercial paper offered under Section 4(2) of the 1993 Act are not subject to the funds' 15% limit on illiquid investments, if they are determined to be liquid.

         An underlying fund whose shares are held by a Kobren Insight fund is obligated to redeem these shares only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Accordingly, because the funds and their affiliates may together acquire up to 3% of an underlying fund's shares, a fund that has decided to sell its entire position in an underlying fund may need up to 90 days to completely implement this decision. In addition, a fund's holdings of underlying fund shares representing more than 1% of the underlying fund's outstanding securities may be subject to the 15% limitation on illiquid investments. However, the funds have reserved the right to pay redemption requests in portfolio securities and therefore, these positions may be treated as liquid.

         An underlying fund may elect to pay the proceeds of a redemption by a Kobren Insight fund through a distribution in kind of portfolio securities, instead of cash. If a fund receives securities that are not considered by KIM to be desirable investments, the fund will incur additional transaction costs in disposing of the securities.

Borrowing, Reverse Repurchase Agreements and Leverage. An underlying fund in a fund's portfolio may borrow money from banks or through reverse repurchase agreements for emergency and/or leverage purposes. Using the cash proceeds of reverse repurchase agreements to finance the purchase of additional investments is a form of leverage. Leverage magnifies the sensitivity of a fund's net asset value to changes in the market prices of the fund's portfolio securities. However, each Kobren Insight fund will borrow solely for temporary or emergency (and not for leverage) purposes. The aggregate amount of such borrowings and reverse repurchase agreements may not exceed one-third of any fund's total assets.

         Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income and gains from the securities purchased with borrowed funds.

Defensive Investing. For temporary defensive purposes under abnormal market conditions, Kobren Growth Fund and Kobren Moderate Growth Fund each may hold or invest more than 35% of total assets in cash, investment grade fixed income securities, repurchase agreements and/or money market fund shares. Kobren Conservative Allocation Fund may hold more than 35% of total assets in these securities regardless of market conditions.

                             FIXED INCOME SECURITIES

Fixed Income Securities. The value of fixed income securities, including U.S. government securities, varies inversely with changes in interest rates. When interest rates decline, the value of fixed income securities tends to rise. When interest rates rise, the value of fixed income securities tends to decline. The market prices of zero coupon, delayed coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than the market prices of securities providing for regular cash interest payments.

         In addition, fixed income securities are subject to the risk that the issuer may default on its obligation to pay principal and interest. The value of fixed income securities may also be reduced by the actual or perceived deterioration in an issuer's credit-worthiness, including credit rating downgrades.

         Fixed income securities may be subject to both call (prepayment) risk and extension risk. Call risk is the risk that an issuer of a security will exercise its right to pay principal on an obligation earlier than scheduled. Early principal payments tend to be made during periods of declining interest rates. This forces the affected fund to reinvest the unanticipated cash flow in lower yielding securities. Extension risk is the risk that an issuer will exercise its right to pay principal later than scheduled. This typically happens during periods of rising interest rates and prevents the affected fund from reinvesting in higher yielding securities. Unscheduled principal prepayments and delays in payment can both reduce the value of an affected security. Unlike most conventional fixed income securities, mortgage-backed and asset-backed securities are generally subject to both call (prepayment) risk and extension risk.

Money Market Instruments. Kobren Growth Fund, Kobren Moderate Growth Fund and Kobren Conservative Allocation Fund each may invest up to 35%, 35% and 40%, respectively, of their total assets directly in money market instruments. Money market instruments in which the funds may invest include obligations issued or guaranteed by the United States government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by or maintained at U.S. and foreign banks; and commercial paper.

Master Demand Notes. An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

Repurchase Agreements. Each fund (and the underlying funds in its portfolio) may, to the extent permitted by its investment policies, enter into repurchase agreements. A repurchase agreement consists of the sale to a fund of a U.S. government security or other debt obligation together with an agreement to have the selling counterparty repurchase the security at a specified future date and repurchase price. If a repurchase agreement counterparty defaults on its repurchase obligation, a fund may, under some circumstances, be limited or delayed in disposing of the repurchase agreement collateral, which could result in a loss to the fund.

High Yield Securities and Their Risks. A fund will not invest directly more than 35% of its total assets in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Junk bonds are securities rated below the top four bond rating categories of Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or another nationally recognized statistical rating organization or, if unrated, determined by the investment adviser to be of comparable credit quality. Such fund's investment in such securities is subject to the risk factors outlined below.

Growth of the High Yield Bond Market. The high yield, high risk market is at times subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield, high risk securities in a fund's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield, high risk securities may be of low credit-worthiness and the high yield, high risk securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency and a higher incidence of high yield, high risk bond defaults may be experienced.

Sensitivity of Interest Rate and Economic Changes. The prices of high yield, high risk securities may be more or less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by an underlying fund defaults, the fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high risk securities and the fund's net asset value. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

Payment Expectations. Certain securities held by a fund or an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, such fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market.

Liquidity and Valuation. The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for a fund or an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent such fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Taxation. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities or other securities that have "original issue discount." A fund will report the accrued interest on these securities as income each year even though it receives no cash interest until the security's maturity or payment date. Further, a fund must distribute substantially all of its income for each year to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, such a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash to satisfy distribution requirements.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to the funds or an underlying fund must monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds. A fund or an underlying fund may retain a portfolio security whose rating has been changed. See "Appendix" for credit rating information.

Mortgage-Backed, Asset-Backed, Indexed and Derivative Securities. Each fund (and the underlying funds in its portfolio) may invest in mortgage-backed, asset-backed and indexed securities. Some of these securities are considered to be derivative securities. Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgages. They may be issued by agencies or instrumentalities of the U.S. government or may be privately issued. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

         A fund's investments in mortgage-backed securities may include conventional mortgage pass through securities, stripped mortgage-backed securities ("SMBS") and certain classes of multiple class collateralized mortgage obligations ("CMOs"). Examples of SMBS include interest only ("IO") and principal only ("PO") securities. Senior CMO classes typically have priority over less senior and residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a fund may invest include sequential and parallel pay CMOs, including planned amortization class securities ("PACs").

         The principal and interest on asset-backed securities are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities generally are not collateralized as securely as mortgage-backed securities.

         A fund may invest in floating rate and other indexed securities. The interest rate and/or the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other reference prices. In addition, changes in the amount payable on a leveraged indexed security may be a multiple of changes in the reference rate or price. Examples of indexed securities include IOs, POs, inverse floaters, inverse IOs, super floaters, capped floaters, range floaters, dual index or yield curve floaters and Cost of Funds Index ("COFI") floaters.

         Mortgage-backed, asset-backed and indexed securities are subject to different combinations of call (prepayment), extension, interest-rate and other market risks. These risks and the price volatility of a security are magnified to the extent that a security has imbedded leverage. Under adverse market conditions, any of these risks could lead to a decline in the yield on or market value of these securities. In addition, these securities can at times be difficult to price accurately or to liquidate at a fair price.

         Conventional mortgage-backed securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs and other senior classes of sequential and parallel pay CMOs usually involve less exposure to prepayment, extension and interest-rate risk than other mortgage-based securities, provided that prepayment rates stay within expected prepayment ranges or collars. Call or prepayment risk is the risk primarily associated with mortgage IOs and superfloaters. Mortgage POs, inverse IOs, inverse floaters, capped floaters and COFI floaters are especially susceptible to extension and interest rate risk. Range floaters are subject to the risk that a designated interest rate will float outside the specified interest rate collar. Dual index floaters are subject to depreciation if there is an unfavorable change in the spread between two designated interest rates.

Year 2000 Risks. Like other mutual funds, financial and business organizations and individuals around the world, a fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." KIM is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds.

                           II. INVESTMENT RESTRICTIONS

         FUNDAMENTAL INVESTMENT POLICIES. Each fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund. These fundamental policies provide that a fund may not:

     1. Invest 25% or more of its total assets in securities of issuers in any one industry (securities issued or guaranteed by the United States government, its agencies or instrumentalities are not considered to represent industries) or in shares of underlying funds ("sector funds") that each have a policy of concentrating in the same industry. This limitation does not apply to underlying funds that have a policy against concentrating in any one industry and does not preclude a fund from investing 25% or more of its assets in sector funds generally, provided that cumulative investments in sector funds that all concentrate as a matter of policy in the same industry do not equal or exceed 25% of the fund's total assets. Each fund will concentrate in the mutual fund industry.

         2. Borrow money or issue senior securities except to the extent permitted by the 1940 Act.

         3. Make loans of securities to other persons, except loans of securities not exceeding 33 1/3% of the fund's total assets, investments in debt obligations and transactions in repurchase agreements.

         4. Underwrite securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling portfolio securities.

         5. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein and real estate acquired as a result of owning securities.

         6. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the fund of forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and securities indices; and swaps, caps, floors and collars, as permitted by the fund's prospectus.

         The 1940 Act currently prohibits the funds from issuing senior securities or borrowing money, except that each fund may borrow from banks or pursuant to reverse repurchase agreements in an amount not exceeding one-third of total assets (including the amount borrowed). A fund is required to reduce the amount of its borrowings to not more than one-third of total assets within three days after such borrowings first exceed this one-third limitation.

         Additional investment restrictions adopted by the funds, which may be changed by the Board of Trustees, provide that a fund may not:

         1. With respect to 75% of the fund's assets, invest more than 5% of the fund's assets (taken at market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (1) securities issued or guaranteed by the United States government, its agencies or instrumentalities, or (2) securities of other investment companies.

         2. Invest more than 15% of its net assets (taken at market value at the time of purchase) in illiquid securities.

         3. Make investments for the purpose of exercising control or management.

         4. Invest in other investment companies except as permitted under the 1940 Act.

         The mutual funds in which the funds may invest may, but need not, have the same investment objectives or policies as a fund. Although all of the funds may from time to time invest in shares of the same underlying mutual fund, the percentage of each fund's assets so invested may vary, and KIM will determine that such investments are consistent with the investment objective and policies of each fund. The investments that may, in general, be made by underlying funds in which the funds may invest, as well as the risks associated with such investments, are described in the prospectus.

                   III. MANAGEMENT OF THE TRUST AND THE FUNDS

A.  Trustees and Officers

         The principal occupations of the Trustees and officers of the Trust during the past five years are set forth below: Each Trustee who is deemed to be an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.

     *ERIC M. KOBREN, 20 William Street, Suite 310, P.O. Box 9135, Wellesley Hills, Massachusetts 02481 - Chairman of the Board, President and Trustee. Mr. Kobren has served as President of Mutual Fund Investors Association, Inc. since 1985 and as President of Kobren Insight Management, Inc. and Kobren Insight Brokerage, Inc. since 1987. These are a financial publishing concern, a registered investment advisory firm and a registered broker-dealer, respectively. Mr. Kobren is 44 years old.

     *MICHAEL P. CASTELLANO, 134 Redspruce Drive, Lake Naomi, Pennsylvania, 18350 - Trustee. Retired. From December 1994 to June 1997, Mr. Castellano served as Chief Administrative Officer of Kobren Insight Management, Inc. and as a registered representative of Kobren Insight Brokerage, Inc. From October 1993 to December 1994, Mr. Castellano was employed as Executive Vice President and Chief Administrative Officer of Wall Street Investor Services, a registered broker-dealer. Prior to that time, he was a Senior Vice President with Fidelity Investments, a registered investment advisory firm and broker-dealer. Mr. Castellano is 56 years old.

     EDWARD B. BLOOM, International Data Group Inc., 5 Speen Street, P.O. Box 9192, Framingham, Massachusetts 01701 - Trustee. Mr. Bloom, Vice President and Treasurer of International Data Group Inc., a publishing company, has been employed there since November 1967. He is 47 years old.

     ARTHUR DUBROFF, 335 Madison Avenue, 25th Floor, New York, New York 10017 - Trustee. Since July 1996, Mr. Dubroff has served as Executive Vice President and Chief Financial Officer of Enhance Financial Services Group, Inc. ("Enhance Financial"). Mr. Dubroff also acted as a Director of Enhance Financial from 1986 to 1991 and 1992 to 1996. From November 1993 to July 1996, he was employed as a Senior Vice President of First Data Corporation, a financial services company. From February 1992 to November 1993, Mr. Dubroff was employed as an Executive Vice President of Shearson Lehman Brothers, Inc. Mr. Dubroff is 47 years old.

     STUART J. NOVICK, Children's Hospital, 300 Longwood Avenue, Boston, Massachusetts 02115 - Trustee. Since April 1997, Mr. Novick has served as Senior Vice President and General Counsel of Children's Hospital. From July 1984 to April 1997, Mr. Novick served as Vice President and General Counsel of Children's Hospital. He is 47 years old.

     ERIC J. GODES, 20 William Street, Suite 310, P.O. Box 9135, Wellesley Hills, Massachusetts 02481 - Vice President, Treasurer and Secretary. Mr. Godes, an investment advisory representative of Kobren Insight Management, Inc. and Vice President and a registered representative of Kobren Insight Brokerage, Inc., has been associated with both companies since 1990. He is 37 years old.

     EDWARD R. GOLDFARB, 20 William Street, Suite 310, P.O. Box 9135, Wellesley Hills, Massachusetts 02481 - Vice President. Since September 1995, Mr. Goldfarb has been Director of Research and Chief Strategist of Kobren Insight Management, Inc. as well as a registered representative of Kobren Insight Brokerage, Inc. From June 1992 to September 1995, he was employed as a registered representative of Aeltus Capital, Inc. and, from March 1994 to September 1995, he also served as Managing Director of Aeltus Investment Management, Inc. From September 1982 to September 1995, Mr. Goldfarb was employed as a Vice President of Aetna Life & Casualty serving in various capacities. During that time, he was also a registered representative of Aetna Financial Services, Inc. and, from May 1992 to March 1994, a registered representative of Aetna Capital Management, Inc. Mr. Goldfarb is 37 years old.

         The Trustees who are not employed by the Adviser each receive a $5,000 annual retainer paid in quarterly installments, a $1,000 fee for each board meeting attended and a $500 fee per committee meeting attended, plus out-of-pocket expenses incurred in attending such meetings.

                               Compensation Table

         The following table sets forth the compensation paid to the Trustees of the Trust for the fiscal year ended December 31, 1997. No compensation is paid to any officers of the Trust by the funds.

                                                                                        TOTAL COMPENSATION
                                                      AGGREGATE                           FROM THE TRUST
            NAME OF PERSON                          COMPENSATION                         AND FUND COMPLEX
             AND POSITION                          FROM THE TRUST                        PAID TO TRUSTEES

Eric M. Kobren,                                     $         0                             $      0
Chairman of the Board,
President and Trustee

Michael P. Castellano,                              $         0                             $      0
Trustee

Edward B. Bloom,                                    $     6,750                             $  6,750
Trustee

Arthur Dubroff,                                     $     7,250                             $  7,250
Trustee

Stuart J. Novick,                                   $     6,750                             $  6,750
Trustee

Scott A. Schoen*                                    $     6,250                             $  6,250

*    (Resigned as Trustee effective 1/22/98)

               Control Persons and Principal Holders of Securities

         As of September __, 1998, the following entities/individuals owned of record or beneficially 5% or more of the outstanding shares of the funds:

                                          Kobren Growth Fund
                                          --------------------------------------

Name and Address                          % of Fund         Nature of Ownership

National Financial Services Corporation     ____%               Record (a)
One World Financial Center
200 Liberty Street
New York, NY  10281

Mutual Fund Investors Association, Inc.     ____%               Beneficial
P.O. Box 9135
Wellesley, MA  02481

                                          Kobren Moderate Growth Fund
                                          --------------------------------------

Name and Address                          % of Fund         Nature of Ownership

National Financial Services Corporation    ____%                Record (a)
One World Financial Center
200 Liberty Street
New York, NY  10281

Eric M. Kobren & Catherine S. Kobren       ____%                Beneficial
JT WROS
20 William Street, Suite 310
P.O. Box 9135
Wellesley Hills, MA  02481

                                           Kobren Conservative Allocation Fund
                                           -------------------------------------

Name and Address                          % of Fund         Nature of Ownership

National Financial Services Corporation    ____%                Record (a)
One World Financial Center
200 Liberty Street
New York, NY  10281

(a) National Financial Services Corporation disclaims beneficial ownership and no one underlying shareholder owns beneficially more than 5% of the shares of the fund.

         The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust and its funds. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

B.  Investment Adviser

         KIM serves as investment adviser to the Trust and its funds pursuant to a written investment advisory agreement. KIM is a Massachusetts corporation organized in 1987, and is a registered investment adviser under the Investment Advisers Act of 1940.

         Certain services provided by KIM under the investment advisory agreement are described in the prospectus. In addition to those services, KIM may, from time to time, provide the funds with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the funds for any costs incurred. As compensation for its services, each fund pays KIM a fee computed daily and paid monthly at the annual rate of 0.75% of the fund's average daily net assets. This fee will be reduced by agreements the Kobren Insight funds have structured with underlying funds to receive Rule 12b-1 and service fees and to share in a portion of their advisory fee revenue. For the fiscal period ended December 31, 1996 and the fiscal year ended December 31, 1997, the Adviser was paid $23 and $324,325, respectively, by Kobren Growth Fund; $6 and $178,947, respectively, by Kobren Moderate Growth Fund; and $1 and $66,652, respectively, by Kobren Conservative Allocation Fund.

         Each fund is responsible for all expenses not expressly assumed by KIM or the administrator. These include, among other things, organization expenses, legal fees, audit and accounting expenses, insurance costs, the compensation and expenses of the Trustees, the expenses of printing and mailing reports, notices and proxy statements to fund shareholders, registration fees under federal and state securities laws, brokerage commissions, interest, taxes and extraordinary expenses (such as for litigation).

         KIM has agreed to reimburse each fund to the extent necessary to maintain each fund's operating expenses (excluding investment advisory fees, brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) at 0.25% annually of the fund's average daily net assets. Although this expense cap arrangement can be revoked at any time, KIM plans to continue this arrangement until January 1, 2001.

         By its terms, the Trust's investment advisory agreement will remain in effect through November 15, 1998 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or, with respect to a particular fund, (b) a vote of the majority of that fund's outstanding voting securities.
   In either event, continuance must also be approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a particular fund's outstanding voting securities, or by KIM. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

C.  Distributor

         Kobren Insight Brokerage, Inc., an affiliate of Kobren Insight Management, 20 William Street, Suite 310, P.O. Box 9135, Wellesley Hills, Massachusetts 02481 , serves as each fund's distributor pursuant to an agreement which is renewable annually. Each fund's shares are sold on a continuous basis by Kobren Insight Brokerage, Inc. as agent, although Kobren Insight Brokerage, Inc. is not obligated to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of a fund (excluding preparation and printing expenses necessary for the continued registration of a fund's shares) and of preparing, printing and distributing all sales literature.

D.  Administrator, Transfer Agent and Dividend Paying Agent

         The Board of Trustees of the Trust has approved an Administration Agreement between the Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a subsidiary of First Data Corporation, pursuant to which Investor Services Group serves as administrator to the Trust and to each of the funds. Investor Services Group is located at One Exchange Place, Boston, Massachusetts 02109. The administrative services necessary for the operation of the Trust and its funds provided by Investor Services Group include among other things: (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Trust and its funds, including coordination of the services performed by the transfer agent, custodian, independent accountants, legal counsel and others. For these services, Investor Services
Group is entitled to receive $67,500 annually for administration and fund accounting on a per fund basis. Of the $3,144 payable by each fund for the fiscal period ended December 31, 1996 and the $67,500 payable by each fund for the fiscal year ended December 31, 1997, $3,144 and $6,381, respectively, was waived for each fund by Investor Services Group.

         Investor Services Group also serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. The location for these services is 4400 Computer Drive, Westborough, Massachusetts 01581. The services of Investor Services Group are provided pursuant to a Transfer Agency and Services Agreement between the Trust and Investor Services Group. Pursuant to such Agreement, Investor Services Group receives from the Trust, with respect to each fund, an annual fee of $14 per shareholder account (subject to a $32,000 annual minimum per fund). Investor Services Group also receives reimbursement under the Transfer Agency and Services Agreement for certain out-of-pocket expenses incurred in rendering such services.

                   IV. PURCHASE, REDEMPTION AND DETERMINATION
                               OF NET ASSET VALUE

         Detailed information on purchase and redemption of shares is included in the prospectus. The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days
(i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the Trust.

         Each fund's underlying funds are valued according to the net asset value per share ("NAV") furnished by that fund's accounting agent. Each fund's investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Income, expenses and fees, including the advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of each fund's shares.

         Each fund computes the NAV of its shares at the close of regular trading on the NYSE (normally 4:00 p.m. New York time) on each weekday that is not a holiday. The holidays (as observed) on which the NYSE is scheduled to be closed currently are: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the NYSE closes early, the time of computing the NAV and the deadlines for purchasing and redeeming shares will be accelerated to the earlier closing time. The NAV of each fund's shares is determined by subtracting from the value of the fund's total assets the amount of the fund's liabilities and dividing the remainder by the number of outstanding fund shares. Although the NAV will be calculated at the close of all regular trading days, the NAV reported to NASDAQ for distribution to news agencies will be delayed by one business day.

            Foreign securities in which the funds or the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (i.e., Saturday). Accordingly, the net asset value of a fund's or an underlying fund's portfolio may be significantly affected by such trading on days when KIM does not have access to the underlying funds and an investor does not have access to the funds.

                             V. SPECIAL REDEMPTIONS

         If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make payment wholly or partly in cash, that fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of that fund, instead of in cash, in conformity with any applicable rules of the SEC. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                           VI. PORTFOLIO TRANSACTIONS

         KIM is responsible for decisions to buy and sell securities for the funds and for the placement of the funds' portfolio business and negotiation of commissions, if any, paid on these transactions.

         In placing portfolio transactions with brokers and dealers, KIM attempts to obtain the best overall terms for the funds, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer. In selecting broker-dealers and to the extent that the execution and price offered by more than one dealer are comparable, KIM may consider research, including statistical or pricing information, and brokerage services furnished to the funds or KIM. In addition, the funds may pay brokerage commissions to brokers or dealers in excess of those otherwise available upon a determination that the commission is reasonable in relation to the value of the brokerage services provided, viewed in terms of either a specific transaction or overall brokerage services provided with respect to the funds' portfolio transactions by such broker or dealer. KIM may use this research information in managing the funds' assets, as well as assets of other clients.

         Stocks, other equity securities and options may be traded through brokers on an agency basis with a stated brokerage commission or on a principal basis in the over-the-counter market. Fixed income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer on principal transactions will generally include a "spread", which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at that time. Shares of underlying funds may be purchased or redeemed in transactions with the funds, their principal underwriters or independent dealers. Certain money market instruments and government agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Futures contracts are traded on an agency basis with a futures commission merchant. Swaps and other over-the-counter contracts are traded directly with the counterparty, which is usually a dealer, a bank or other institution.

         Other investment advisory clients advised by KIM may also invest in the same securities as a fund. When these clients buy or sell the same securities at substantially the same time, KIM may average the transactions as to price and allocate the amount of available investments in a manner which KIM believes to be equitable to each client, including the funds. In some instances, this investment procedure may adversely affect the price paid or received by a fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, KIM may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other funds or clients managed by it in order to obtain best execution.

         The funds will arrange to be included within a class of investors entitled not to pay sales charges by purchasing initial load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

                          VII. PERFORMANCE INFORMATION

A.  Total Return

         From time to time, quotations of a fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n = ERV

Where:

P =        a hypothetical initial payment of $1,000
T =        average annual total return
n =        number of years
ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation set forth above is based on the further assumptions that: (i) all dividends and distributions of a fund during the period were reinvested at the net asset value on the reinvestment dates; and (ii) all recurring expenses that were charged to all shareholder accounts during the applicable period were deducted.

         Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

The funds' average annual total returns were as follows:

Series                                   One Year              Life of Fund

Kobren Growth Fund                        15.03%                  17.04% (a)

Kobren Moderate Growth Fund               23.25%                  23.50% (b)

Kobren Conservative Allocation Fund       20.64%                  20.34% (c)

(a) The fund commenced operations on December 16, 1996 (b) The fund commenced operations on December 24, 1996 (c) The fund commenced operations on December 30, 1996

B.  Non-Standardized Total Return

         In addition to the performance information described above, a fund may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months. A fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

C.  Other Information Concerning Fund Performance

         A fund may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by a fund in advertising is historical and is not intended to indicate future returns. A fund's share prices and total returns fluctuate in response to market conditions and other factors, and the value of a fund's shares when redeemed may be more or less than their original cost.

         A fund may compare its performance over various periods to various indices or benchmarks or combinations of indices and benchmarks, including the performance record of the Standard & Poor's 500 Composite Stock Price Index ("S&P"), the Dow Jones Industrial Average ("DJIA"), the NASDAQ Industrial Index, the Ten Year Treasury Benchmark and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. Comparisons may also be made to yields on certificates of deposit, treasury instruments or money market instruments. The comparisons to the S&P and DJIA show how such fund's total return compared to the record of a broad average of common stock prices (S&P) and a narrower set of stocks of major industrial companies (DJIA). The fund may have the ability to invest in securities or underlying funds not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P and DJIA are based on the prices of unmanaged groups of stocks, and unlike the fund's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

         Comparisons may be made on the basis of a hypothetical initial investment in the fund (such as $1,000), and reflect the aggregate cost of reinvested dividends and capital gain distributions for the period covered (that is, their cash value at the time they were reinvested). Such comparisons may also reflect the change in value of such an investment assuming distributions are not reinvested. Tax consequences of different investments may not be factored into the figures presented.

         A fund's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives.

     Other groupings of funds prepared by Lipper Analytical Services, Inc. ("Lipper") and other organizations may also be used for comparison to the funds. Although Lipper and other organizations such as Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA") and Morningstar Investors, Inc. ("Morningstar"), include funds within various classifications based upon similarities in their investment objectives and policies, investors should be aware that these may differ significantly among funds within a grouping.

         From time to time a fund may publish the ranking of the performance of its shares by Morningstar, an independent mutual fund monitoring service that ranks mutual funds, including the funds, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each fund's one-, three-, five- and ten-year average annual total returns (when available) and a risk adjustment factor that reflects fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

         From time to time, in reports and promotional literature, a fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper's "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibbotson Associates, CDA Wiesenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to bank certificates of deposit ("CD"), which differ from mutual funds, such as the funds, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured. Comparisons may also be made to the 10 year Treasury Benchmark.

         Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, Barron's, etc.
will also be used.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") and others provide historical returns of the capital markets in the United States. A fund may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries. A fund may discuss the performance of financial markets and indices over various time periods.

         The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors Small Company Fund. This fund is a market value-weighted index of the ninth and tenth deciles of the NYSE, plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

         Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term High-Grade Corporate Bond Index which includes nearly all Aaa- and Aa-rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter.

         Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the fund.

         Other widely used indices that the funds may use for comparison purposes include the Lehman Bond Index, the Lehman Aggregate Bond Index, the Lehman GNMA Single Family Index, the Lehman Government/Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers Non-Government Bond Index, the Salomon Brothers Non-U.S. Government Bond Index, the Salomon Brothers World Government Bond Index and the J.P. Morgan Government Bond Index. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

         The funds may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, treasury securities and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI. In addition, the funds may employ historical mutual fund performance data and industry asset allocation studies in their advertisements.

         A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

         The funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually, compounded monthly, would have an after-tax value of $2,009 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,178 after ten years, assuming tax was deducted at a 31% rate from the deferred earnings at the end of the ten year period.

         Evaluations of fund performance made by independent sources may also be used in advertisements concerning the funds, including reprints of, or selections from, editorials or articles about the fund. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar. Sources for fund performance information and articles about the funds may include the following:

     BANXQUOTE, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

     BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOSTON GLOBE, a regional daily newspaper.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC/DONOGHUES' MONEY FUND REPORT, a weekly publication of the Donoghue Organization, Inc. of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

IBBOTSON ASSOCIATES, INC., a company specializing in investment research and data.

INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

INVESTORS BUSINESS DAILY, a daily newspaper that features financial, economic, and business news.

KIPLINGER'S PERSONAL FINANCE, a monthly business publication.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MORNINGSTAR INVESTOR and MORNINGSTAR PRINCIPIA, monthly mutual fund reporting services.

MUTUAL FUND MAGAZINE, a monthly business magazine published by the Institute for Econometric Research.

MUTUAL FUND VALUES,  a bi-weekly  Morningstar,  Inc.  publication  that provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SMART MONEY, a Dow Jones & Company, Inc. monthly business magazine.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA TODAY, a nationally distributed newspaper.

     U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

THE WALL STREET JOURNAL, a Dow Jones & Company, Inc. newspaper which regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' background, management policies, salient features, management results, income and dividend records, and price ranges.

WORTH MAGAZINE, a Fidelity Investments-owned monthly business publication.

         When comparing yield, total return and investment risk of shares of a fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the funds. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

         The performance of the funds is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of a fund for any period in the future. The performance of a fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease a fund's performance.

                    VIII. DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxes. Each fund has qualified and intends to continue to qualify as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which a fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gain over net long-term capital loss) and its net capital gain (the excess of net long-term capital gain over net short-term capital loss) the fund will not be subject to federal income tax on the amounts distributed to shareholders in the manner required under the Code. A fund would be taxed at regular corporate income tax rates on any amounts not distributed to shareholders in accordance with these requirements.

         Amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid imposition of the excise tax, each fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its net ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains for the previous year that were not distributed during such year and on which the fund has not paid income tax. A distribution will be treated as paid by a fund, and taxable to shareholders as if received, on December 31 of the year if it is declared by a fund in October, November or December of that year with a record date in such a month and paid by the fund during January of the following year. Each fund intends to seek to distribute its income in accordance with this requirement to avoid or minimize any excise tax. Shortly after the end of each year, the Trust will notify shareholders of the federal tax status of dividends and distributions for that year.

         All income and capital gains received by a fund from a mutual fund in that fund's portfolio will be distributed by the fund (after deductions for the fund's allowable losses and expenses) and will be taxable to shareholders as ordinary income, except for any distributions attributable to the fund's net capital gain, which will be taxable to shareholders as long-term capital gains. These long-term capital gains may be subject to tax at different maximum rates for individual (noncorporate) investors, depending upon each investor's tax bracket, the assets from which the fund or underlying mutual fund realized the gains, and the fund's or underlying fund's holding periods for those assets. Because each fund is actively managed and may realize taxable net short-term capital gains by selling shares of a mutual fund in its portfolio with unrealized appreciation, or capital losses that might be disallowed under wash sale rules or recharacterized, investing in a fund rather than directly in the underlying funds may result in increased tax liability to a shareholder since the fund must distribute its net realized gains in accordance with the rules described above.

         Distributions of net capital gain received by a fund from the underlying funds (as described above), as well as net capital gain realized by a fund from the sale (or redemption) of mutual fund shares or other securities, after reduction by allowable capital losses, will be taxable to a shareholder as long-term capital gain (even if the shareholder has held the shares for less than one year).

         Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the character of and tax rate applicable to any gains or losses recognized in such transactions. If a shareholder who has received a capital gain distribution suffers a loss on the redemption or other sale of his or her fund shares that have a tax holding period of six months or less, the loss on those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received on those shares. Also, any loss realized on a redemption or other sale of fund shares may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments.

         For purposes of determining the character of income received by a fund when an underlying fund distributes net capital gain to a fund, the fund will treat the distribution as a long-term capital gain, even if the fund has held shares of the underlying fund for less than one year. Any loss incurred by a fund on the redemption or other sale of such mutual fund's shares that have a tax holding period of six months or less, however, if it is not disallowed under wash sale rules, will be treated as a long-term capital loss to the extent of the gain distribution received on the shares disposed of by the fund.

         If a fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available to ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         Each fund may be subject to foreign withholding or other foreign taxes imposed by foreign countries with respect to the fund's investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The funds do not expect to qualify to pass such taxes or associated foreign tax credits or deductions through to their shareholders, who consequently are not expected to take them into account on their own tax returns.

         Foreign exchange gains and losses realized by a fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currency forward contracts, certain options and futures contracts relating to foreign currency, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a fund's investment in stock or securities, possibly including any such transaction not used for hedging purposes, may under future Treasury regulations produce income not among the types of "qualifying income" from which the fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

         Limitations imposed by the Code on regulated investment companies like the funds may restrict each fund's ability to enter into options and futures contracts, foreign currency positions and foreign currency forward contracts. Certain of these transactions may cause a fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and may affect the character as long-term or short-term (or, in the case of certain foreign currency options, futures and forward contracts, as ordinary income or loss) of some capital gains and losses realized by the fund. A fund may also be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Additionally, certain of a fund's losses on transactions involving options, futures, forward contracts, and any offsetting or successor positions in its portfolio, may be deferred rather than being taken into account currently in calculating the fund's taxable income or gain. Certain of such transactions may also cause the fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. The funds will take into account the special tax rules applicable to options, futures or forward contracts, including consideration of available elections, in order to seek to minimize any potential adverse tax consequences.

         The federal income tax rules applicable to interest rate swaps, caps, floors and collars and currency swaps are unclear in certain respects, and a fund may be required to account for these instruments under tax rules in a manner that, under certain circumstances, may limit its transactions in these instruments.

         Investments in debt obligations that are at risk of or are in default (i.e., junk bonds) present special tax issues for the funds. Tax rules are not entirely clear about issues such as when the funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

         The tax treatment of distributions from a fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the amount of cash that could have been received instead.

         A fund may invest in mutual funds with capital loss carryforwards. If such a mutual fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to a fund and its shareholders will likely be reduced. Similarly, a fund may incur capital losses that it may carry forward to future taxable years, to the extent provided by the Code and applicable regulations, to offset capital gains it may realize in such years.

         Depending upon a shareholder's residence for tax purposes, distributions and the value of fund shares may also be subject to state and local taxes, or other taxes. Shareholders should consult their own tax advisers regarding the tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

         The funds are generally required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and other distributions, including redemption proceeds, paid to individuals and other non-exempt shareholders if (1) the shareholder fails to furnish the Trust with and to certify his or her correct social security number or other taxpayer identification number, (2) the Internal Revenue Service (the "IRS") or a broker notifies the Trust that the shareholder is subject to withholding or (3) the shareholder fails to certify that he or she is not subject to backup withholding.

         Each fund will distribute investment company taxable income and any net capital gain at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the fund making the distribution, unless the shareholder notifies the fund in writing of his or her election to receive distributions in cash.

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions.

     Non-U.S. investors not engaged in a U.S. trade or business with which their fund investment is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a fund and, unless an effective Form W-8 is on file, 31% backup withholding on certain other payments from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the applicability of foreign taxes to an investment in the funds.

         The funds are not subject to Massachusetts corporate excise or franchise taxes. Provided that each fund qualifies as a regulated investment company under the Code, the funds will also not be required to pay Massachusetts income tax.

               IX. CUSTODIAN, COUNSEL AND INDEPENDENT ACCOUNTANTS

         Pursuant  to a Custody  Agreement  between  the Trust and  Boston  Safe
Deposit and Trust Company ("Boston Safe"), a subsidiary of Mellon Bank Corporation, Boston Safe provides custodial services to the Trust and each of the funds. The principal business address of Boston Safe is One Boston Place, Boston, Massachusetts 02108.

         Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is counsel for the Trust.

   PricewaterhouseCoopers LLP, One Post Office Square, Boston,
Massachusett 02109, are the independent
accountants of the Trust.

                           X. DESCRIPTION OF THE TRUST

         The Trust is an open-end, diversified series management investment company established as a business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated September 13, 1996. The name of the Trust, formerly Insight Premier Funds, was changed to Kobren Insight Funds in November 1996 by amendment to the Declaration of Trust.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series, each share with a par value of $.001. Currently, the Trust consists of three series. Each share in a particular series represents an equal proportionate interest in that series with each other share of that series and is entitled to such dividends and distributions as are declared by the Trustees of the Trust. Upon any liquidation of a series, shareholders of that series are entitled to share pro rata in the net assets of that series available for distribution. Shareholders in one of the series have no interest in, or rights upon liquidation of, any of the other series.

         The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Declaration of Trust and the 1940 Act, the recordholders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the funds or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its funds. Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The likelihood of such circumstances is remote.

                           XI. ADDITIONAL INFORMATION

            The prospectus and this statement of additional information do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby. Certain portions of the registration statement have been omitted pursuant to the rules and regulations of the SEC. This registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained in the prospectus and this statement of additional information as to the contents of any agreement or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                            XII. FINANCIAL STATEMENTS

            The following financial statements for the six month period ended June 30, 1998 as well as the related Notes to Financial Statements and Report of Independent Accountants are incorporated into this statement of additional information by reference to the Trust's Semi-Annual Report for the six month period ended June 30, 1998: Portfolios of Investment at June 30, 1998; Statements of Assets and Liabilities at June, 30, 1998; Statements of Operations for the six month period ended June 30, 1998; and Statements of Changes in Net Assets for the six month period ended June 30, 1998 and for the year ended December 31, 1997.

                            PART C: OTHER INFORMATION

Item 23.      Exhibits.

              (a)     Declaration  of  Trust is  incorporated  by  reference  to
                      Exhibit 1 of the Registrant's registration statement on Form N-1A as filed with the Securities and Exchange Commission ("SEC") on September 16, 1996 (the "Registration Statement").

              (b) By-Laws are incorporated by reference to Exhibit 2 of the Registration Statement.

              (c)     Not Applicable.

              (d) Investment Advisory Agreement with Kobren Insight Management, Inc. dated November 15, 1996
                      is       incorporated  by  reference  to  Exhibit  5 of
                      Post-Effective  Amendment  2 to  the
                      Registration   Statement   as  filed  with  the  SEC
                      on  April  22,  1998   (Accession   No.
                      0000927405-98-000133)("Post-Effective Amendment No. 2").


              (e) Distribution Agreement with Kobren Insight Brokerage, Inc. dated November 15, 1996 is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 2.

              (f)     Not Applicable.

              (g)(1) Custody Agreement with Boston Safe Deposit and Trust Company dated November 18, 1996 is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 2.

              (2)     Amendment  to  the  Custody  Agreement  with  Boston  Safe
                      Deposit  and Trust  Company  dated  January 8, 1998 is
                      incorporated    by    reference   to   Exhibit   8(b)   of
                      Post-Effective Amendment No. 2.


              (3) Sub-Custodian Agreement with Boston Safe Deposit and Trust Company and National Financial
                      Services Corporation dated January 8, 1998 is incorporated by reference to Exhibit 8(c)
                      of Post-Effective Amendment No. 2.
              .
              (h)(1) Transfer Agency Agreement with First Data Investor Services Group, Inc. dated November 15,
                      1996 is incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 1 to the
                      Registration   Statement   as  filed  with  the  SEC
                      on  June  13,   1997   (Accession   No.
                      0000927405-97-000202)("Post-Effective Amendment No. 1").

              (2) Amendment to the Transfer Agency Agreement with First Data Investor Services Group, Inc.
                      dated June 30, 1998 is     filed herein.

              (3) Administration Agreement with First Data Investor Services Group, Inc. dated November 15,
                      1996 is incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 1.

              (i)     Not Applicable.

              (j)(1)  Consent of Independent Accountants     will be filed by
                      amendment.

               (2)    Consent of Counsel     will be filed by amendment.

              (k)     Not Applicable.

              (l)(1) Purchase Agreement relating to Initial Capital between the Registrant, on behalf of Kobren Growth Fund and Kobren Insight Management, Inc., dated November 6, 1996 is incorporated by reference to Exhibit 13(a) of
                      Pre-Effective   Amendment   No.  1  to  the   Registration
                      Statement as filed with the SEC on November 8, 1996 ("Pre-Effective Amendment No. 1").

              (2) Purchase Agreement relating to Initial Capital between the Registrant, on behalf of Kobren Moderate Growth Fund and Kobren Insight Management, Inc., dated November 6, 1996 is incorporated by reference to Exhibit 13(b) of Pre-Effective Amendment No. 1.

              (3) Purchase Agreement relating to Initial Capital between the Registrant, on behalf of Kobren Conservative Allocation and Kobren Insight Management, Inc., dated November 6, 1996 is incorporated by reference to Exhibit 13(c) of Pre-Effective Amendment No. 1.

              (m)     Not Applicable.

              (n)     Financial Data Schedules     will be filed by amendment.

 .
              (o)     Not Applicable.

Item 24.      Persons Controlled by or Under Common Control with the Fund.

              Not Applicable.

Item 25.      Indemnification.

              The response to this Item 25 is incorporated by reference to Item 27 of Pre-Effective Amendment No. 1.

Item 26.      Business and Other Connections of the Investment Adviser.

              Kobren Insight Management, Inc., established in 1987, manages the investment needs of clients seeking to invest in the fixed revenue and equity markets.

              The list required by this Item 26 of officers and directors of Kobren Insight Management, Inc., together with the information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Kobren Insight Management, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-30125).

Item 27.      Principal Underwriters.

(a) Kobren Insight Brokerage, Inc., the Fund's Distributor, does not act as principal underwriter, depositor or investment adviser for any other mutual funds.

(b) For information with respect to each director, officer or partner of Kobren Insight Brokerage, Inc., please refer to the following:



Name and Principal Business      Positions and Offices with Underwriter              Position and Offices
Address*                                                                             with Fund

Eric M. Kobren                   Director, President and Treasurer                   President

Cathy Kobren                     Secretary                                           None

* The business address of the above-listed persons is 20 William Street, Suite 310, P.O. Box 9135, Wellesley
     Hills, Massachusetts 02181.


(c)           Not Applicable.

Item 28.      Location of Accounts and Records.

              All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the offices of:


              Kobren Insight Management, Inc.
              20 William Street, Suite 310
              P.O. Box 9135
              Wellesley Hills, Massachusetts  02181
              (records relating to its functions as investment adviser)

              Kobren Insight Brokerage, Inc.
              20 William Street, Suite 310
              P.O. Box 9135
              Wellesley Hills, Massachusetts  02181
              (records relating to its functions as distributor)

              First Data Investor Services Group, Inc.
              One Exchange Place
              Boston, Massachusetts  02109
              (records relating to its functions as administrator)

              First Data Investor Services Group, Inc.
              4400 Computer Drive
              Westborough, Massachusetts  01581
              (records relating to its functions as transfer agent)

              Boston Safe Deposit and Trust Company
              One Boston Place
              Boston, Massachusetts 02108
              (records relating to its functions as custodian)

Item 29.      Management Services.

              Not Applicable.

Item 30.      Undertakings.

              (a)     Not Applicable.

              (b)     Not Applicable.

              (c) The Registrant will furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

              (d) The Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a trustee or trustees of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares required by Section 16(c) of the Investment Company Act of 1940, as amended.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, KOBREN INSIGHT FUNDS, has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 4th day of September, 1998.

                                      KOBREN INSIGHT FUNDS


                                      By:    /s/ Eric M. Kobren
                                             Eric M. Kobren, President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                              Title                         Date

/s/ Eric M. Kobren         President, Chairman of the Board and       09/04/98
Eric M. Kobren             Trustee (Chief Executive Officer)

/s/ Eric J. Godes          Treasurer, Chief Financial Officer and     09/04/98
                           Chief Accounting Officer
Eric J. Godes

/s/ Michael P. Castellano  Trustee                                    09/04/98
Michael P. Castellano

/s/ Arthur Dubroff         Trustee                                    09/04/98
Arthur Dubroff

/s/ Edward B. Bloom        Trustee                                    09/04/98
Edward B. Bloom

/s/ Stuart J. Novick       Trustee                                    09/04/98
Stuart J. Novick



                                  EXHIBIT INDEX

Exhibit
Number            Description



9(b) Amendment to the Transfer Agency Agreement with First Data Investor Services Group, Inc. dated
                  June 30, 1998 is incorporated herein.